UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2017
Date of reporting period: December 31, 2017

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Funds

(part of Davis Series, Inc.)

December 31, 2017

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2018

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund outperformed the Russell 3000® Index ("Russell 3000®") for the twelve-month period ended December 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 23.09%, versus a 21.13% return for the Russell 3000®. The sectors1 within the Russell 3000® that reported the strongest performance were Information Technology (up 37%), Materials (up 23%), and Health Care (up 23%). Only two sectors within the Russell 3000® reported negative performance, Energy (down 2%) and Telecommunication Services (down 1%). The third-weakest, but still positive, performing sector was Real Estate (up 9%).

Contributors to Performance
The Fund's holdings in the Consumer Discretionary sector made the most significant contribution to performance2. While the Fund benefited primarily from strong stock selection (up 36%, compared to up 23% for the Russell 3000®) in the Consumer Discretionary sector, its overweight position in this sector (24%, versus 13%) also helped performance. Four of the Fund's top performing holdings came from the Consumer Discretionary sector, including Amazon3 (up 56%), the Fund's top overall contributor and second-largest holding, Aptiv (formerly Delphi Automotive) (up 52%), Adient (up 36%), and Didi Chuxing (up 33%).

Returns from holdings in Information Technology, the strongest sector for the period, were another significant contributor to performance. The Fund benefited from its strong stock selection in this sector (up 42%, compared to up 37% for the Russell 3000®). Alphabet (up 35%), the Fund's largest holding, and Facebook (up 53%) were key contributors.

The Fund's strong stock selection in the Health Care sector helped performance (up 34%, compared to up 23% for the Russell 3000®). Top contributors to performance included Aetna (up 47%) and UnitedHealth Group (up 40%).

Cabot Oil & Gas (up 23%), a top holding from the Energy sector, was also a strong contributor to performance.

The Fund ended the period with 21% of its net assets in foreign securities. The Fund's foreign holdings outperformed its domestic holdings (up 27%, compared to up 25%).

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance. The Fund suffered as a result of a significant overweight position (average weighting of 15%, versus 6% for the Russell 3000®) in the weakest performing sector of the period. Apache (down 32%), the overall top detractor from performance and a top holding, and Occidental Petroleum (down 11%) were key detractors. The Fund sold Occidental Petroleum in the first quarter of 2017.

The Fund's Materials holdings underperformed those of the Russell 3000® (up 17%, compared to up 23%).

While the Fund's Industrials sector securities performed in-line with those of the Russell 3000® (both up 21%), a number of weak performers came from this sector. Weak performing securities included Johnson Controls (down 5%) and CAR (down 7%). The Fund no longer owns CAR.

Additional detractors included Valeant Pharmaceuticals (down 17%) from the Health Care sector and Delphi Technologies (down 3%) and Jumei International Holding (down 38%) from the Consumer Discretionary sector. The Fund no longer owns Valeant Pharmaceuticals, Delphi Technologies, or Jumei International Holding.

Given the strong market over the period, the Fund's 6% average weighting in Cash & Equivalents was a key detractor when compared to the Russell 3000®.

 Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2017, unless otherwise noted.
[1]
The companies included in the Russell 3000® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2007

Average Annual Total Return for periods ended December 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	23.09%	17.80%	8.38%	11.18%	12/01/94	0.95%	0.95%
Class A - with sales charge	17.25%	16.66%	7.85%	10.95%	12/01/94	0.95%	0.95%
Class C**	21.16%	16.89%	7.53%	7.41%	08/15/97	1.73%	1.73%
Class Y	23.42%	18.09%	8.67%	8.29%	09/18/97	0.70%	0.70%
Russell 3000® Index***	21.13%	15.58%	8.60%	10.19%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund underperformed the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index") for the twelve-month period ended December 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 0.21%, versus a 0.44% return for the Citigroup Index.

The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund's Performance
The Fund was invested almost exclusively in mortgage-backed securities (95% at the end of the period). During the period, the Fund's mortgage-backed securities outperformed1 the Citigroup Index's treasury and agency securities. However, after expenses, the Fund slightly underperformed the Citigroup Index.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: changes in debt rating risk, credit risk, extension and prepayment risk, fees and expenses risk, inflation risk, interest rate risk, repurchase agreement risk, U.S. Government securities risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2017, unless otherwise noted.

[1]
A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the
Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years
for an investment made on December 31, 2007

Average Annual Total Return for periods ended December 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.21%	(0.01)%	1.22%	3.12%	12/01/94	1.14%	1.14%
Class A - with sales charge	(4.55)%	(0.98)%	0.73%	2.91%	12/01/94	1.14%	1.14%
Class C**	(1.74)%	(0.80)%	0.41%	1.78%	08/19/97	1.91%	1.91%
Class Y	0.27%	0.30%	1.46%	2.57%	09/01/98	0.91%	0.91%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.44%	0.56%	1.49%	3.70%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended December 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 19.27%, versus a 21.83% return for the S&P 500®. The Financials sector1 holdings for the Fund and for the S&P 500® were each up 23%. Only two sectors within the S&P 500® reported negative performance, Telecommunication Services and Energy (both down 1%). The third-weakest, but still positive, performing sector was Real Estate (up 11%). The sectors within the S&P 500® that reported the strongest performance were Information Technology (up 39%), Materials (up 24%), and Financials (up 23%).

Detractors from Performance
For the period, only one security in the Fund reported negative performance2. American International Group3 (down 7%), from the Insurance industry, was the overall top detractor. The Fund's Insurance holdings were up 13%, compared to up 16% for the S&P 500®. The following Insurance holdings had positive returns, but were still among the weaker performing securities: Swiss Re (up 2%), Alleghany (up 6%), and Everest Re Group (up 4%).

The Fund has the flexibility to hold a portion of its net assets in non-Financials securities. During the period, the Fund suffered from its underweight position in Information Technology sector securities when compared with the S&P 500® (3%, as compared to 22%). The Fund's returns on its Information Technology securities underperformed those of the S&P 500® (up 28%, compared to up 39%). Cielo (up 3%) was a weak performing holding during the period.

While the Fund's Banks industry holdings were a key contributor to performance in the aggregate, U.S. Bancorp (up 7%) was among the lowest contributors to the Fund's performance during the period.

During the period, the Fund had an average weight of 12% of its net assets in Cash & Equivalents, which, given the strong market during the period, was a key detractor when compared to the S&P 500®.

Contributors to Performance
The Fund's Capital Markets holdings were the most significant contributor to the Fund's performance. The Fund had an average weighting of 22% of assets invested in Capital Markets. Bank of New York Mellon (up 16%) and State Street (up 28%) were top contributors to performance.

The Fund's Consumer Finance industry holdings helped performance on both an absolute basis and when compared to the S&P 500® (up 26%, versus up 20%). The Fund also benefited from a higher average weighting in this industry relative to the S&P 500® (11% average weighting, versus 1%). American Express (up 36%), which is the Fund's third largest holding, was the most important contributor to performance on an individual security basis. Capital One Financial (up 16%) also helped performance.

The Fund's Diversified Financial Services industry holdings were up 32%, versus up 30% for the S&P 500®. Visa (up 47%) and Berkshire Hathaway (up 22%), the second largest holding, were key contributors.

While returns on Banks industry holdings performed in-line with those of the S&P 500® (each up 23%), the Fund benefited from being overweight in this industry (19% average weight, versus 6%). Individual securities which helped performance included JPMorgan Chase (up 27%), a top holding, and DBS Group Holdings (up 60%).

While the Insurance industry and the Information Technology sector were detractors relative to the S&P 500®, individual securities helped absolute performance. Markel (up 26%), the Fund's fourth largest holding from the Insurance industry, and Alphabet (up 35%) from the Information Technology sector were strong performing securities.

The Fund ended the period with 9% of its net assets in foreign securities. As a whole, the Fund's foreign holdings outperformed its domestic holdings (up 42%, compared to up 21%).

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: common stock risk, credit risk, depositary receipts risk, fees and expenses risk, financial services risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, interest rate sensitivity risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2017, unless otherwise noted.
[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2007

Average Annual Total Return for periods ended December 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	19.27%	15.70%	7.01%	12.04%	05/01/91	0.98%	0.98%
Class A - with sales charge	13.60%	14.58%	6.48%	11.83%	05/01/91	0.98%	0.98%
Class C**	17.38%	14.72%	6.07%	6.65%	08/12/97	1.73%	1.73%
Class Y	19.56%	15.93%	7.18%	8.42%	03/10/97	0.72%	0.72%
S&P 500® Index***	21.83%	15.79%	8.50%	9.83%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended December 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 16.35%, versus a 21.83% return for the S&P 500®. Only two sectors1 within the S&P 500® reported negative performance, Telecommunication Services and Energy (both down 1%). The third-weakest, but still positive, performing sector was Real Estate (up 11%). The sectors within the S&P 500® that reported the strongest performance were Information Technology (up 39%), Materials (up 24%), and Financials (up 23%).

The Fund ended the period with 73% of net assets invested in equities and 24% in fixed-income securities.

Detractors from Performance
The Fund's holdings in the Energy sector were the most significant detractor from performance2 on an absolute basis. The Fund suffered from being overweight (10%, versus 6%) in this weak performing sector and from poor stock selection (down 3%, compared to down 1%) when compared to the S&P 500®. Apache3 (down 32%) was the top detractor for the period. EQT (up less than 1%) was another weak performer.

An underweight equity position in the stronger performing Information Technology sector (12%, versus 22%) hindered performance relative to the S&P 500®. Also, returns from the Fund's Materials equity holdings underperformed those of the S&P 500® (up 18%, versus up 24%).

Among the weaker performing equity securities for the period were Johnson Controls (down 5%) from the Industrials sector and ADFITECH (down 43%) from the Financials sector. The Fund no longer owns ADFITECH.

In this strong market, the Fund's fixed-income securities, in general, were among the weakest performers. Burlington Northern and Santa Fe Railway (down less than 1%) was among the largest detractors for the period. U.S. Treasury Notes expiring in 2023 and 2026 (both down less than 1%) detracted from performance before being sold in the first quarter.

The Fund had an average weighting of 13% of its assets in foreign equity securities. The foreign equity securities underperformed the domestic securities (up 22%, compared to up 23%).

Contributors to Performance
The Fund's Information Technology sector holdings were the most significant contributor to performance on an absolute basis (up 47%, versus up 39% for the S&P 500®). All five of the Fund's Information Technology equity holdings were among the top ten contributors for the period. Applied Materials (up 60%), Facebook (up 53%), Texas Instruments (up 47%), Alphabet (up 36%), and Microsoft (up 41%) were each key contributors.

Similarly, the Fund's Consumer Discretionary holdings outperformed those of the S&P 500® (up 56%, versus up 23%). Amazon (up 56%) was the top contributor for the period.

Returns from holdings in the Industrials and the Health Care sectors made significant contributions to performance. The Fund's Industrials equity holdings were up 23%, versus up 21% for the S&P 500®. Likewise, the Fund's Health Care equity holdings outperformed those of the S&P 500® (up 29%, compared to up 22%). Safran (up 44%) from the Industrials sector and Aetna (up 47%) from the Health Care sector were key contributors.

Additional contributors included American Express (up 36%), the Fund's third-largest holding, and Berkshire Hathaway (up 22%), the Fund's top holding, from the Financials sector.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: bonds and other debt securities risk, changes in debt rating risk, common stock risk, convertible securities risk, credit risk, depositary receipts risk, extension and prepayment risk, fees and expenses risk, foreign country risk, headline risk, high-yield, high-risk debt securities risk, interest rate risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, preferred stock risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2017, unless otherwise noted.
[1]
The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2007

Average Annual Total Return for periods ended December 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	16.35%	9.06%	5.03%	8.23%	05/01/92	1.02%	1.02%
Class A - with sales charge	10.82%	8.01%	4.52%	8.02%	05/01/92	1.02%	1.02%
Class C**	14.48%	8.18%	4.18%	4.89%	08/12/97	1.76%	1.76%
Class Y	16.75%	9.30%	5.27%	7.04%	11/13/96	0.69%	0.69%
S&P 500® Index***	21.83%	15.79%	8.50%	9.75%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund outperformed the Wilshire U.S. Real Estate Securities Index ("Wilshire Index") for the twelve-month period ended December 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 8.30%, versus a 4.84% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Hotels, Resorts & Cruise Lines (up 33%), Industrial REITs (up 22%), and Specialized REITs (up 16%). The sub-industries within the Wilshire Index that reported the weakest performance were Real Estate Operating Companies (down 12%), Retail REITs (down 6%), and Health Care REITs (down less than 1%).

Contributors to Performance
The Fund's holdings in the Specialized REITs sub-industry made the most significant contribution to performance2 on an absolute basis and were also important relative to the Wilshire Index. The Fund benefited from its overweight position in Specialized REITs (20%, versus 16% for the Wilshire Index) and from strong stock selection in this sub-industry (up 20%, compared to up 16% for the Wilshire Index). Individual securities which were key contributors to performance included CyrusOne3 (up 37%), CatchMark Timber Trust (up 22%), DuPont Fabros Technology (up 40%), and Crown Castle International (up 33%). The Fund no longer owns DuPont Fabros Technology.

Likewise, the Fund benefited from an overweight position (13%, compared with 8%) and strong stock selection (up 25%, versus up 22%) relative to the Wilshire Index in the Industrial REITs sub-industry. Three of the Fund's Industrial REITs holdings were among the top ten contributors for the period, including Terreno Realty (up 26%), the second-largest contributor, Prologis (up 26%), and DCT Industrial Trust (up 26%).

The Fund's top performing sector was from outside of Real Estate as the Fund had one Information Technology holding. This holding, InterXion (up 68%), was the top performing holding during the period.

The Office REITs sub-industry also helped performance (up 6%, versus up 3% for the Wilshire Index). Contributors to performance included Great Portland Estates (up 20%) and Alexandria Real Estate Equities (up 21%).

The Fund ended the period with 4% of its net assets in foreign securities. The foreign securities significantly outperformed the domestic securities (up 54%, compared to up 8%).

Detractors from Performance
The Fund's holdings in the Retail REITs sub-industry were the most significant detractor from performance on an absolute basis. The Fund's Retail REITs holdings performed in-line with those of the Wilshire Index (both down 6%). Five of the Fund's top ten detractors came from the Retail REITs sub-industry. These key detractors included Acadia Realty (down 13%), the second-largest holding and the top detractor, DDR (down 36%), Cedar Realty (down 4%), Kite Realty Group (down 12%), and Federal Realty Investment Trust (down 4%).

The most significant detractor from performance when compared to the Wilshire Index were the Fund's Residential REITs holdings (up 1%, versus up 6%). American Campus Communities (down 14%) was a top detractor for the period.

While the Fund's Hotel & Resort REITs holdings outperformed those of the Wilshire Index (up 10%, versus up 6%), the Fund suffered from  its underweight position in this sub-industry (2% average weighting, versus 6%). Likewise, the Fund suffered from having no holdings in the strongest performing sub-industry of the period, Hotels, Resorts & Cruise Lines.

While no Health Care REITs security was among the top ten detractors, the Fund's Health Care REITs holdings were a key detractor from performance on an absolute basis.

Other top detractors, from the Office REITs sub-industry, included Vornado Realty Trust (down 5%), New York REIT (down 12%), and SL Green Realty (down 3%). The Fund no longer owns New York REIT. While the Fund's Specialized REITs holdings were an overall significant contributor to performance, Public Storage (down 3%), a top holding, was an additional detractor for the period.

The Fund ended the period with 5% of its net assets in Cash & Equivalents, which detracted from performance when compared to the Wilshire Index.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: common stock risk, fees and expenses risk, focused portfolio risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, real estate risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2017, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2007

Average Annual Total Return for periods ended December 31, 2017
Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	8.30%	8.69%	5.03%	9.73%	01/03/94	0.97%	0.97%
Class A - with sales charge	3.16%	7.64%	4.51%	9.50%	01/03/94	0.97%	0.97%
Class C**	6.40%	7.75%	4.15%	7.06%	08/13/97	1.81%	1.81%
Class Y	8.57%	8.93%	5.31%	9.18%	11/08/96	0.73%	0.73%
S&P 500® Index***	21.83%	15.79%	8.50%	9.69%
Wilshire U.S. Real Estate Securities Index***	4.84%	9.70%	7.36%	10.40%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	72.70%	Information Technology	21.03%	22.82%
Common Stock (Foreign)	14.08%	Energy	17.20%	5.77%
Preferred Stock (Foreign)	7.08%	Retailing	15.12%	5.20%
Short-Term Investments	5.09%	Capital Goods	9.61%	7.83%
Other Assets & Liabilities	1.05%	Health Care	8.10%	13.32%
	100.00%	Banks	7.06%	6.91%
		Automobiles & Components	5.64%	0.95%
		Diversified Financials	5.49%	5.40%
		Insurance	3.97%	2.83%
		Transportation	2.59%	2.18%
		Materials	1.74%	3.46%
		Media	1.47%	2.65%
		Consumer Durables & Apparel	0.98%	1.40%
		Other	–	19.28%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/17 Net Assets)

Alphabet Inc. *	Software & Services	6.99%
Amazon.com, Inc.	Retailing	5.54%
Wells Fargo & Co.	Banks	5.34%
Apache Corp.	Energy	5.00%
Encana Corp.	Energy	4.74%
Cabot Oil & Gas Corp.	Energy	4.64%
United Technologies Corp.	Capital Goods	3.68%
Adient PLC	Automobiles & Components	3.58%
Grab Inc., Pfd. **	Retailing	3.54%
Didi Chuxing Joint Co., Pfd. ***	Retailing	3.54%

* Alphabet Inc. holding includes Class A and Class C.
** Grab Inc., Pfd. holding includes Series F and Series G.
*** Didi Chuxing Joint Co., Pfd. holding includes Series A and Series B.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2017

New Positions Added (01/01/17-12/31/17)
(Highlighted positions are those greater than 1.50% of the Fund's 12/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/17 Net Assets
Capital One Financial Corp.	Consumer Finance	06/15/17	2.35%
Concho Resources Inc.	Energy	06/28/17	1.18%
Didi Chuxing Joint Co., Series B, Pfd.	Retailing	05/16/17	0.40%
Diplomat Pharmacy, Inc.	Health Care Equipment & Services	02/01/17	1.30%
EQT Midstream Partners L.P.	Energy	12/21/17	0.59%
FedEx Corp.	Transportation	03/29/17	1.77%
Grab Inc., Series G, Pfd.	Retailing	08/02/17	1.15%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	08/29/17	1.08%
Mobileye N.V.	Software & Services	02/23/17	–

Positions Closed (01/01/17-12/31/17)
(Gains and losses greater than $2,300,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
CAR Inc.	Transportation	09/19/17	$(389,066)
Delphi Technologies PLC	Automobiles & Components	12/20/17	1,020,714
Internet Plus Holdings Ltd.,
Series A-10, Pfd.	Retailing	08/10/17	3,325,378
Jumei International Holding Ltd.,
Class A, ADR	Retailing	09/11/17	(760,432)
LendingClub Corp.	Consumer Finance	03/29/17	(1,658,678)
Liberty Latin America Ltd., Class C	Media	04/12/17	(214,744)
Mobileye N.V.	Software & Services	05/10/17	3,853,891
Monsanto Co.	Materials	05/25/17	1,719,115
Occidental Petroleum Corp.	Energy	03/10/17	(1,060,573)
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	05/09/17	(13,637,715)
Vipshop Holdings Ltd., Class A, ADR	Retailing	12/28/17	2,386,290
WESCO International, Inc.	Capital Goods	01/18/17	2,293,363

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Fixed Income)

Fixed Income	95.17%	Collateralized Mortgage Obligations	91.31%
Short-Term Investments	5.12%	Ginnie Mae Mortgage Pools	8.32%
Other Assets & Liabilities	(0.29)%	Fannie Mae Mortgage Pools	0.34%
	100.00%	Other Agencies	0.03%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 12/31/17 Net Assets)

Freddie Mac Multifamily Structured Pass-Through, 2.864%, 08/25/22	Collateralized Mortgage Obligations	9.57%
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	Collateralized Mortgage Obligations	6.46%
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	Collateralized Mortgage Obligations	6.33%
Fannie Mae, 3.00%, 04/25/41	Collateralized Mortgage Obligations	6.09%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	5.87%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	5.67%
Fannie Mae, 3.50%, 01/25/39	Collateralized Mortgage Obligations	5.25%
Freddie Mac Multifamily Structured Pass-Through, 2.699%, 05/25/18	Collateralized Mortgage Obligations	4.80%
Freddie Mac, 2.00%, 06/15/28	Collateralized Mortgage Obligations	4.60%
Freddie Mac, 4.00%, 12/15/39	Collateralized Mortgage Obligations	4.34%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Portfolio Holdings)

Repurchase Agreements	38.87%	0-30 Days	59.23%
Federal Home Loan Bank	26.44%	31-90 Days	29.42%
Federal Farm Credit Bank	14.97%	91-180 Days	4.06%
Freddie Mac	6.89%	181-397 Days	7.29%
U.S. Government & Other Agencies	5.39%		100.00%
Fannie Mae	3.98%
Other Assets & Liabilities	3.46%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	78.55%	Diversified Financials	49.08%	5.55%
Common Stock (Foreign)	8.55%	Insurance	25.68%	2.65%
Short-Term Investments	12.92%	Banks	21.52%	6.59%
Other Assets & Liabilities	(0.02)%	Information Technology	3.69%	23.76%
	100.00%	Capital Goods	0.03%	7.46%
		Health Care	–	13.84%
		Energy	–	6.07%
		Retailing	–	5.73%
		Food, Beverage & Tobacco	–	4.57%
		Materials	–	3.00%
		Other	–	20.78%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/17 Net Assets)

Capital One Financial Corp.	Consumer Finance	6.71%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.47%
American Express Co.	Consumer Finance	6.05%
Markel Corp.	Property & Casualty Insurance	5.27%
JPMorgan Chase & Co.	Banks	4.84%
Wells Fargo & Co.	Banks	4.81%
Bank of New York Mellon Corp.	Capital Markets	4.41%
Visa Inc., Class A	Diversified Financial Services	4.30%
U.S. Bancorp	Banks	4.12%
Loews Corp.	Multi-line Insurance	3.81%

New Positions Added (01/01/17-12/31/17)
(Highlighted positions are those greater than 2.75% of the Fund's 12/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/17 Net Assets
Alleghany Corp.	Reinsurance	05/17/17	2.60%
KKR & Co. L.P.	Capital Markets	01/18/17	2.77%
Swiss Re AG	Reinsurance	10/06/17	1.91%

Positions Closed (01/01/17-12/31/17)
(Gains and losses greater than $10,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Moody's Corp.	Capital Markets	10/10/17	$9,053,659
S&P Global Inc.	Capital Markets	10/12/17	10,326,272
Standard Chartered PLC	Banks	01/25/17	(9,056,736)

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2017

Asset Allocation		Equity Industry Weightings
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Stock Holdings)

			Fund	S&P 500®
Equities	72.51%	Diversified Financials	24.32%	5.55%
Bonds	23.99%	Information Technology	17.40%	23.76%
Short-Term Investments	3.43%	Energy	14.48%	6.07%
Other Assets & Liabilities	0.07%	Capital Goods	12.03%	7.46%
	100.00%	Health Care	11.82%	13.84%
		Banks	9.29%	6.59%
		Materials	6.14%	3.00%
		Retailing	4.52%	5.73%
		Food, Beverage & Tobacco	–	4.57%
		Utilities	–	2.93%
		Real Estate	–	2.89%
		Media	–	2.76%
		Other	–	14.85%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund's 12/31/17 Stock Holdings)		(% of Fund's 12/31/17 Net Assets)

Common Stock (U.S.)	79.01%	Berkshire Hathaway Inc., Class B		4.85%
Common Stock (Foreign)	18.22%	Capital One Financial Corp.		3.82%
Institutional Preferred	2.77%	American Express Co.		3.72%
	100.00%	United Technologies Corp.		3.57%
		Safran S.A.		3.57%
		Occidental Petroleum Corp.		3.34%
		Wells Fargo & Co.		3.34%
		LafargeHolcim Ltd.		3.28%
		Amazon.com, Inc.		3.27%
		Bank of New York Mellon Corp.		3.24%

Bond Portfolio Composition		Top 5 Bond Holdings
(% of Fund's 12/31/17 Bond Holdings)		(% of Fund's 12/31/17 Net Assets)

Corporate Bonds	46.14%	General Motors Financial Co., Inc., Sr. Notes, 2.9192% (3 month LIBOR + 156), 01/15/20		1.82%
Mortgages	35.39%
U.S. Government & Agencies	16.28%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21		1.82%
Asset-Backed	2.19%	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21		1.79%
	100.00%
		Verizon Communications Inc., Sr. Notes, 1.9959% (3 month LIBOR + 55), 05/22/20		1.75%
		Ginnie Mae, Series 2017-H06, 1.927% (12 month LIBOR + 22), 02/20/67		1.71%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2017

New Positions Added (Equities & Corporate Bonds only) (01/01/17-12/31/17)
(Highlighted positions are those greater than 1.80% of the Fund's 12/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/17 Net Assets
Capital One N.A., Sr. Notes, 2.1319%
(3 month LIBOR + 82), 08/08/22	Consumer Finance	09/26/17	–
Capital One N.A., Sr. Notes, 2.528%
(3 month LIBOR + 115), 01/30/23	Consumer Finance	11/10/17	1.40%
General Motors Financial Co., Inc., Sr. Notes,
2.9192% (3 month LIBOR + 156), 01/15/20	Consumer Finance	01/20/17	1.82%
LafargeHolcim Ltd.	Materials	02/03/17	3.28%
Verizon Communications Inc., Sr. Notes,
1.9959%, (3 month LIBOR + 55), 05/22/20	Telecommunication Services	11/30/17	1.75%

Positions Closed (Equities & Corporate Bonds only) (01/01/17-12/31/17)
(Gains and losses greater than $200,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
ADFITECH, Inc.	Thrifts & Mortgage Finance	06/02/17	$(243,713)
Adient PLC	Automobiles & Components	02/15/17	152,516
Capital One N.A., Sr. Notes, 2.1319%
(3 month LIBOR + 82), 08/08/22	Consumer Finance	11/10/17	1,025
Nabors Industries Inc., Sr. Notes,
5.00%, 09/15/20	Energy	09/25/17	42,189
PPG Industries, Inc.	Materials	03/02/17	148,531
Praxair, Inc.	Materials	12/18/17	1,316,504
Verizon Communications Inc., Sr. Notes,
4.50%, 09/15/20	Telecommunication Services	11/30/17	(46,326)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/17 Net Assets)		(% of 12/31/17 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	90.30%	Retail REITs	24.55%	18.76%
Common Stock (Foreign)	3.98%	Office REITs	18.96%	15.75%
Preferred Stock	0.28%	Specialized REITs	17.92%	16.69%
Short-Term Investments	4.87%	Residential REITs	14.23%	18.37%
Other Assets & Liabilities	0.57%	Industrial REITs	13.75%	8.63%
	100.00%	Health Care REITs	4.63%	11.57%
		Diversified REITs	2.37%	3.05%
		Hotel & Resort REITs	1.96%	6.57%
		Information Technology	1.63%	–
		Real Estate Operating Companies	–	0.31%
		Hotels, Resorts & Cruise Lines	–	0.30%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/17 Net Assets)

Simon Property Group, Inc.	Retail REITs	7.47%
Acadia Realty Trust	Retail REITs	3.46%
Public Storage	Specialized REITs	3.41%
Essex Property Trust, Inc.	Residential REITs	3.26%
Prologis, Inc.	Industrial REITs	3.06%
AvalonBay Communities, Inc.	Residential REITs	2.91%
Welltower Inc.	Health Care REITs	2.83%
Boston Properties, Inc.	Office REITs	2.81%
CatchMark Timber Trust Inc., Class A	Specialized REITs	2.59%
Alexandria Real Estate Equities, Inc.	Office REITs	2.44%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2017

New Positions Added (01/01/17-12/31/17)
(Highlighted positions are those greater than 2.00% of the Fund's 12/31/17 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/17 Net Assets
Brandywine Realty Trust	Office REITs	10/20/17	1.57%
Brixmor Property Group, Inc.	Retail REITs	09/26/17	0.50%
Great Portland Estates PLC	Office REITs	01/26/17	2.44%
Hudson Pacific Properties Inc.	Office REITs	01/25/17	2.05%
Invitation Homes Inc.	Residential REITs	12/15/17	0.51%
Kimco Realty Corp.	Retail REITs	07/10/17	1.48%
New York REIT, Inc.	Office REITs	01/06/17	–

Positions Closed (01/01/17-12/31/17)
(Gains and losses greater than $1,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Apartment Investment & Management Co.,
Class A	Residential REITs	12/18/17	$386,392
CorEnergy Infrastructure Trust, Inc.,
Series A, 7.375%, Cum. Pfd.	Specialized REITs	01/12/17	375,791
DuPont Fabros Technology Inc.	Specialized REITs	06/09/17	2,410,130
Highwoods Properties, Inc.	Office REITs	02/08/17	689,466
Mid-America Apartment Communities, Inc.	Residential REITs	10/31/17	1,842,096
New York REIT, Inc.	Office REITs	05/11/17	(306,880)

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17-12/31/17)
Davis Opportunity Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$1,116.73	$5.02
Hypothetical	$1,000.00	$1,020.47	$4.79
Class C (annualized expense ratio 1.72%**)
Actual	$1,000.00	$1,112.77	$9.16
Hypothetical	$1,000.00	$1,016.53	$8.74
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,118.27	$3.68
Hypothetical	$1,000.00	$1,021.73	$3.52
Davis Government Bond Fund
Class A (annualized expense ratio 1.12%**)
Actual	$1,000.00	$995.56	$5.63
Hypothetical	$1,000.00	$1,019.56	$5.70
Class C (annualized expense ratio 1.87%**)
Actual	$1,000.00	$990.67	$9.38
Hypothetical	$1,000.00	$1,015.78	$9.50
Class Y (annualized expense ratio 0.90%**)
Actual	$1,000.00	$996.89	$4.53
Hypothetical	$1,000.00	$1,020.67	$4.58
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.57%**)
Actual	$1,000.00	$1,002.76	$2.88
Hypothetical	$1,000.00	$1,022.33	$2.91
Davis Financial Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$1,105.59	$5.15
Hypothetical	$1,000.00	$1,020.32	$4.94
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,101.11	$9.16
Hypothetical	$1,000.00	$1,016.48	$8.79
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,106.82	$3.82
Hypothetical	$1,000.00	$1,021.58	$3.67
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,085.70	$5.26
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,081.48	$9.13
Hypothetical	$1,000.00	$1,016.43	$8.84
Class Y (annualized expense ratio 0.67%**)
Actual	$1,000.00	$1,087.32	$3.52
Hypothetical	$1,000.00	$1,021.83	$3.41
Davis Real Estate Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,053.40	$4.92
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$1,049.06	$9.19
Hypothetical	$1,000.00	$1,016.23	$9.05
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$1,054.48	$3.68
Hypothetical	$1,000.00	$1,021.63	$3.62

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (86.78%)
CONSUMER DISCRETIONARY – (14.71%)
Automobiles & Components – (5.30%)
Adient PLC	306,981	$24,159,405
Aptiv PLC	137,060	11,626,800
		35,786,205
Consumer Durables & Apparel – (0.92%)
Hunter Douglas N.V. (Netherlands)	71,580	6,218,089
Media – (1.38%)
Liberty Global PLC, Series C *	274,997	9,305,898
Retailing – (7.11%)
Amazon.com, Inc. *	31,982	37,401,990
JD.com Inc., Class A, ADR (China)*	257,558	10,668,052
		48,070,042
	Total Consumer Discretionary	99,380,234
ENERGY – (16.15%)
Apache Corp.	799,200	33,742,224
Cabot Oil & Gas Corp.	1,096,042	31,346,801
Concho Resources Inc. *	53,210	7,993,206
Encana Corp. (Canada)	2,400,862	32,003,491
EQT Midstream Partners L.P.	54,560	3,988,336
	Total Energy	109,074,058
FINANCIALS – (15.50%)
Banks – (6.63%)
JPMorgan Chase & Co.	81,604	8,726,732
Wells Fargo & Co.	594,181	36,048,961
		44,775,693
Diversified Financials – (5.15%)
Consumer Finance – (2.35%)
Capital One Financial Corp.	159,500	15,883,010
Diversified Financial Services – (2.80%)
Berkshire Hathaway Inc., Class B *	95,343	18,898,890
		34,781,900
Insurance – (3.72%)
Multi-line Insurance – (2.22%)
Sul America S.A. (Brazil)	2,671,340	15,027,344
Property & Casualty Insurance – (1.50%)
Markel Corp. *	8,907	10,146,231
		25,173,575
	Total Financials	104,731,168
HEALTH CARE – (7.60%)
Health Care Equipment & Services – (7.60%)
Aetna Inc.	121,150	21,854,248
Diplomat Pharmacy, Inc. *	436,450	8,759,552
Express Scripts Holding Co. *	151,573	11,313,409
Quest Diagnostics Inc.	49,373	4,862,747
UnitedHealth Group Inc.	20,685	4,560,215
	Total Health Care	51,350,171

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (11.45%)
Capital Goods – (9.02%)
Eaton Corp. PLC	131,157	$10,362,714
Johnson Controls International PLC	397,815	15,160,730
Safran S.A. (France)	102,250	10,539,833
United Technologies Corp.	194,956	24,870,537
		60,933,814
Transportation – (2.43%)
FedEx Corp.	48,030	11,985,406
ZTO Express (Cayman) Inc., Class A, ADR (China)*	279,465	4,429,521
		16,414,927
	Total Industrials	77,348,741
INFORMATION TECHNOLOGY – (19.74%)
Semiconductors & Semiconductor Equipment – (3.24%)
Applied Materials, Inc.	125,040	6,392,045
Intel Corp.	157,400	7,265,584
Texas Instruments Inc.	79,042	8,255,146
		21,912,775
Software & Services – (16.50%)
Alphabet Inc., Class A *	16,791	17,687,639
Alphabet Inc., Class C *	28,205	29,513,712
ANGI Homeservices Inc., Class A *	1,403,131	14,676,750
ASAC II L.P. *(a)(b)	116,129	111,635
Facebook Inc., Class A *	82,313	14,524,952
Fang Holdings Ltd., Class A, ADR (China)*	1,869,162	10,429,924
Microsoft Corp.	75,399	6,449,631
Oracle Corp.	149,480	7,067,414
Quotient Technology Inc. *	438,753	5,155,348
SAP SE, ADR (Germany)	51,755	5,815,192
		111,432,197
	Total Information Technology	133,344,972
MATERIALS – (1.63%)
Axalta Coating Systems Ltd. *	339,900	10,999,164
	Total Materials	10,999,164
TOTAL COMMON STOCK – (Identified cost $401,824,995)		586,228,508
PREFERRED STOCK – (7.08%)
CONSUMER DISCRETIONARY – (7.08%)
Retailing – (7.08%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	416,153	21,195,546
Didi Chuxing Joint Co., Series B (China)*(a)(b)	52,649	2,681,524
Grab Inc., Series F (Singapore)*(a)(b)	2,911,103	16,133,071
Grab Inc., Series G (Singapore)*(a)(b)	1,406,824	7,796,492
	Total Consumer Discretionary	47,806,633
TOTAL PREFERRED STOCK – (Identified cost $36,055,318)		47,806,633

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2017

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (5.09%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $6,238,922 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $6,362,760)	$6,238,000	$6,238,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $979,148 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $998,580)	979,000	979,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $19,715,110 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.50%, 10/01/21-10/01/47, total market value $20,106,240)	19,712,000	19,712,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $7,487,189 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.957%-5.00%, 02/01/18-12/01/47, total market value $7,635,720)	7,486,000	7,486,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $34,415,000)	34,415,000
	Total Investments – (98.95%) – (Identified cost $472,295,313)		668,450,141
	Other Assets Less Liabilities – (1.05%)		7,122,547
		Net Assets – (100.00%)	$675,572,688

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2017

	Principal	Value (Note 1)
MORTGAGES – (95.14%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (86.90%)
Fannie Mae, 4.00%, 02/25/19	$44,762	$45,019
Fannie Mae, 3.50%, 10/25/20	262,635	265,329
Fannie Mae, 1.9021% (1 month LIBOR + 35), 07/25/37 (a)	45,394	45,325
Fannie Mae, 3.50%, 01/25/39	1,627,142	1,668,958
Fannie Mae, 3.00%, 04/25/41	1,914,039	1,936,617
Freddie Mac, 4.50%, 07/15/18	17,864	17,961
Freddie Mac, 4.50%, 02/15/22	1,047,101	1,048,639
Freddie Mac, 4.00%, 01/15/26	466,711	482,124
Freddie Mac, 4.00%, 06/15/26	586,209	617,893
Freddie Mac, 2.00%, 06/15/28	1,484,770	1,463,814
Freddie Mac, 4.00%, 12/15/39	1,321,559	1,378,583
Freddie Mac, 2.00%, 11/15/40	1,140,100	1,118,630
Freddie Mac, 3.00%, 03/15/43	1,168,182	1,177,050
Freddie Mac Multifamily Structured Pass-Through, 2.699%, 05/25/18	1,525,775	1,527,026
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	2,000,000	2,053,200
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	2,000,000	2,012,000
Freddie Mac Multifamily Structured Pass-Through, 2.864%, 08/25/22	3,000,000	3,043,200
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	924,455	920,351
Ginnie Mae, 6.9478%, 06/20/31	1,221,660	1,325,357
Ginnie Mae, 3.00%, 09/16/34	280,985	280,901
Ginnie Mae, 3.50%, 07/20/36	26,048	26,091
Ginnie Mae, 3.00%, 12/20/37	193,676	193,429
Ginnie Mae, 4.00%, 11/20/38	143,300	146,673
Ginnie Mae, 3.50%, 08/20/39	306,683	312,405
Ginnie Mae, 4.00%, 09/20/39	113,621	119,008
Ginnie Mae, 1.45%, 10/16/40	1,857,117	1,803,948
Ginnie Mae, 2.00%, 07/20/62	1,318,096	1,308,964
Ginnie Mae, 1.5133% (1 month LIBOR + 27), 01/20/67 (a)	1,292,623	1,291,996
	Total Collateralized Mortgage Obligations	27,630,491
FANNIE MAE POOLS – (0.33%)
4.50%, 03/01/18, Pool No. AJ0354	11,291	11,314
6.50%, 07/01/32, Pool No. 635069	29,832	31,066
6.00%, 09/01/37, Pool No. 888796	54,602	61,121
	Total Fannie Mae Pools	103,501
GINNIE MAE POOLS – (7.91%)
4.659%, 01/20/63, Pool No. AC0942	609,969	651,558
4.70%, 01/20/63, Pool No. AC0934	1,745,059	1,864,865
	Total Ginnie Mae Pools	2,516,423
TOTAL MORTGAGES – (Identified cost $30,421,970)		30,250,415
OTHER AGENCIES – (0.03%)
Housing Urban Development, 6.00%, 08/01/20	10,000	10,035
TOTAL OTHER AGENCIES – (Identified cost $10,000)		10,035

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2017

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (5.12%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $295,044 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $300,900)	$295,000	$295,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $46,007 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $46,920)	46,000	46,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $932,147 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-4.50%, 03/01/28-10/01/47, total market value $950,640)	932,000	932,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $354,056 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.25%-4.50%, 07/27/18-12/01/47, total market value $361,080)	354,000	354,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,627,000)	1,627,000
	Total Investments – (100.29%) – (Identified cost $32,058,970)		31,887,450
	Liabilities Less Other Assets – (0.29%)		(90,975)
		Net Assets – (100.00%)	$31,796,475

(a)	The interest rates on floating rate securities, shown as of December 31, 2017, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2017

	Principal	Value (Note 1)
FANNIE MAE – (3.98%)
1.02%, 01/30/18	$700,000	$699,915
0.875%, 02/08/18	1,000,000	999,526
1.00%, 03/27/18	1,000,000	1,000,000
1.05%, 05/15/18	150,000	149,717
0.875%, 05/21/18	1,649,000	1,646,340
1.125%, 12/14/18	4,000,000	3,978,606
TOTAL FANNIE MAE – (Identified cost $8,474,104)		8,474,104
FEDERAL FARM CREDIT BANK – (14.97%)
Discount Note, 1.1484%, 02/13/18 (a)	9,000,000	8,987,960
1.4119% (1 month LIBOR + 4), 01/02/18 (b)	4,400,000	4,400,021
1.4269% (1 month LIBOR + 2), 01/08/18 (b)	510,000	510,016
1.5649% (1 month LIBOR + 3), 03/22/18 (b)	1,600,000	1,600,539
1.4769% (1 month LIBOR + 4.5), 04/09/18 (b)	2,875,000	2,876,358
1.5408% (1 month LIBOR + 5), 04/16/18 (b)	2,625,000	2,626,348
1.4026% (3 month LIBOR + 0), 05/09/18 (b)	3,000,000	3,002,073
1.5108% (1 month LIBOR + 2), 05/17/18 (b)	3,135,000	3,136,647
1.5318% (1 month LIBOR + 14), 07/06/18 (b)	3,500,000	3,504,839
0.75%, 07/18/18	1,200,000	1,195,062
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $31,839,863)		31,839,863
FEDERAL HOME LOAN BANK – (26.44%)
1.314% (3 month LIBOR – 3.5), 01/08/18 (b)	4,805,000	4,805,107
1.167% (3 month LIBOR – 21), 02/01/18 (b)	5,000,000	5,000,055
1.247% (1 month LIBOR – 16), 02/08/18 (b)	1,000,000	1,000,033
1.302% (3 month LIBOR – 16), 02/26/18 (b)	5,000,000	5,000,610
1.263% (3 month LIBOR – 20.5), 02/28/18 (b)	8,230,000	8,230,295
1.318% (3 month LIBOR – 16.25), 03/01/18 (b)	5,000,000	5,000,344
1.00%, 03/09/18	3,000,000	2,999,615
1.00%, 03/29/18	1,000,000	999,104
1.252% (1 month LIBOR – 14), 04/06/18 (b)	7,000,000	6,999,884
1.387% (1 month LIBOR – 16.5), 04/27/18 (b)	5,000,000	5,000,000
1.392% (1 month LIBOR – 14.25), 05/22/18 (b)	2,500,000	2,499,864
1.00%, 05/24/18	3,000,000	2,993,753
1.25%, 06/08/18	500,000	499,537
1.25%, 06/27/18	250,000	249,618
1.05%, 10/26/18	5,000,000	4,972,248
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $56,250,067)		56,250,067
FREDDIE MAC – (6.89%)
1.05%, 02/27/18	2,000,000	1,999,528
0.875%, 03/07/18	6,536,000	6,532,217
4.875%, 06/13/18	1,285,000	1,304,369
0.85%, 07/27/18	3,350,000	3,340,698

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2017

		Principal	Value (Note 1)
FREDDIE MAC – (CONTINUED)
	1.02%, 11/28/18	$1,500,000	$1,490,500
		TOTAL FREDDIE MAC – (Identified cost $14,667,312)	14,667,312
U.S. GOVERNMENT & OTHER AGENCIES – (5.39%)
	FICO Strip, 1.3132%, 05/11/18 (a)	1,500,000	1,493,052
	U.S. Treasury Bill, 1.4654%, 03/29/18 (a)	10,000,000	9,964,717
		TOTAL U.S. GOVERNMENT & OTHER AGENCIES – (Identified cost $11,457,769)	11,457,769
REPURCHASE AGREEMENTS – (38.87%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $14,992,215 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $15,289,800)	14,990,000	14,990,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $2,352,355 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $2,399,040)	2,352,000	2,352,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $47,374,473 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-6.50%, 09/01/18-12/01/47, total market value $48,314,340)	47,367,000	47,367,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $17,989,858 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.875%-5.00%, 02/01/18-12/01/47, total market value $18,346,740)	17,987,000	17,987,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $82,696,000)	82,696,000
	Total Investments – (96.54%) – (Identified cost $205,385,115)		205,385,115
	Other Assets Less Liabilities – (3.46%)		7,369,506
		Net Assets – (100.00%)	$212,754,621

(a)	Zero coupon bonds reflect the effective yield on the date of purchase.

(b)
The interest rates on floating rate securities, shown as of December 31, 2017, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (87.10%)
FINANCIALS – (83.86%)
Banks – (18.74%)
DBS Group Holdings Ltd. (Singapore)	1,599,617	$29,721,098
ICICI Bank Ltd., ADR (India)	544,161	5,294,687
JPMorgan Chase & Co.	622,544	66,574,855
PNC Financial Services Group, Inc.	230,386	33,242,396
U.S. Bancorp	1,056,728	56,619,486
Wells Fargo & Co.	1,090,309	66,149,047
		257,601,569
Diversified Financials – (42.75%)
Capital Markets – (19.22%)
Bank of New York Mellon Corp.	1,125,801	60,635,642
Brookfield Asset Management Inc., Class A (Canada)	533,463	23,226,979
Charles Schwab Corp.	613,968	31,539,536
Goldman Sachs Group, Inc.	191,655	48,826,028
Julius Baer Group Ltd. (Switzerland)	419,124	25,634,759
KKR & Co. L.P.	1,809,600	38,110,176
State Street Corp.	370,533	36,167,726
		264,140,846
Consumer Finance – (12.76%)
American Express Co.	837,082	83,130,614
Capital One Financial Corp.	925,571	92,168,360
		175,298,974
Diversified Financial Services – (10.77%)
Berkshire Hathaway Inc., Class A *	299	88,982,403
Visa Inc., Class A	518,022	59,064,868
		148,047,271
		587,487,091
Insurance – (22.37%)
Insurance Brokers – (1.37%)
Marsh & McLennan Cos, Inc.	230,826	18,786,928
Multi-line Insurance – (4.96%)
American International Group, Inc.	266,780	15,894,753
Loews Corp.	1,045,346	52,298,660
		68,193,413
Property & Casualty Insurance – (8.73%)
Chubb Ltd.	325,348	47,543,103
Markel Corp. *	63,561	72,404,242
Trisura Group Ltd. (Canada)*	3,138	65,077
		120,012,422
Reinsurance – (7.31%)
Alleghany Corp. *	59,950	35,735,596
Everest Re Group, Ltd.	173,781	38,450,784
Swiss Re AG (Switzerland)	280,600	26,276,104
		100,462,484
		307,455,247
	Total Financials	1,152,543,907

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2017

		Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (0.03%)
Capital Goods – (0.03%)
	Brookfield Business Partners L.P. (Canada)	10,097	$348,548
		Total Industrials	348,548
INFORMATION TECHNOLOGY – (3.21%)
Software & Services – (3.21%)
	Alphabet Inc., Class A *	13,984	14,730,745
	Alphabet Inc., Class C *	21,442	22,436,909
	Cielo S.A. (Brazil)	979,995	6,948,685
		Total Information Technology	44,116,339
	TOTAL COMMON STOCK – (Identified cost $690,408,688)		1,197,008,794
SHORT-TERM INVESTMENTS – (12.92%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $32,193,757 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $32,832,780)	$32,189,000	32,189,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $5,051,763 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $5,152,020)	5,051,000	5,051,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $101,733,049 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.50%, 02/01/18-11/20/64, total market value $103,751,340)	101,717,000	101,717,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $38,633,137 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.41%-5.50%, 12/01/22-12/01/47, total market value $39,399,540)	38,627,000	38,627,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $177,584,000)		177,584,000
	Total Investments – (100.02%) – (Identified cost $867,992,688)		1,374,592,794
	Liabilities Less Other Assets – (0.02%)		(298,606)
	Net Assets – (100.00%)		$1,374,294,188

ADR: American Depositary Receipt

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (70.50%)
CONSUMER DISCRETIONARY – (3.27%)
Retailing – (3.27%)
Amazon.com, Inc. *	5,641	$6,596,980
	Total Consumer Discretionary	6,596,980
ENERGY – (10.50%)
Apache Corp.	103,800	4,382,436
Encana Corp. (Canada)	271,878	3,624,134
EQT Midstream Partners L.P.	87,619	6,404,949
Occidental Petroleum Corp.	91,470	6,737,680
	Total Energy	21,149,199
FINANCIALS – (22.37%)
Banks – (6.74%)
JPMorgan Chase & Co.	33,973	3,633,072
U.S. Bancorp	59,715	3,199,530
Wells Fargo & Co.	111,008	6,734,855
		13,567,457
Diversified Financials – (15.63%)
Capital Markets – (3.24%)
Bank of New York Mellon Corp.	121,240	6,529,987
Consumer Finance – (7.54%)
American Express Co.	75,355	7,483,505
Capital One Financial Corp.	77,331	7,700,621
		15,184,126
Diversified Financial Services – (4.85%)
Berkshire Hathaway Inc., Class B *	49,306	9,773,435
		31,487,548
	Total Financials	45,055,005
HEALTH CARE – (8.57%)
Health Care Equipment & Services – (4.01%)
Aetna Inc.	34,540	6,230,670
UnitedHealth Group Inc.	8,343	1,839,298
		8,069,968
Pharmaceuticals, Biotechnology & Life Sciences – (4.56%)
Novartis AG, ADR (Switzerland)	48,690	4,088,013
Roche Holding AG - Genusschein (Switzerland)	20,195	5,108,592
		9,196,605
	Total Health Care	17,266,573
INDUSTRIALS – (8.72%)
Capital Goods – (8.72%)
Johnson Controls International PLC	83,687	3,189,312
Safran S.A. (France)	69,740	7,188,733
United Technologies Corp.	56,399	7,194,820
	Total Industrials	17,572,865
INFORMATION TECHNOLOGY – (12.62%)
Semiconductors & Semiconductor Equipment – (5.06%)
Applied Materials, Inc.	103,138	5,272,415
Texas Instruments Inc.	47,103	4,919,437
		10,191,852

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2017

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (7.56%)
Alphabet Inc., Class C *	5,176	$5,416,166
Facebook Inc., Class A *	29,657	5,233,274
Microsoft Corp.	53,451	4,572,199
		15,221,639
	Total Information Technology	25,413,491
MATERIALS – (4.45%)
LafargeHolcim Ltd. (Switzerland)	117,090	6,608,666
Monsanto Co.	20,175	2,356,037
	Total Materials	8,964,703
TOTAL COMMON STOCK – (Identified cost $108,442,897)		142,018,816
INSTITUTIONAL PREFERRED – (2.01%)
FINANCIALS – (2.01%)
Diversified Financials – (2.01%)
Capital Markets – (2.01%)
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb. (a)	3,902,000	4,043,643
TOTAL INSTITUTIONAL PREFERRED – (Identified cost $3,963,724)		4,043,643
ASSET-BACKED – (0.52%)
Avis Budget Rental Car Funding (AESOP) LLC, Series 2012-3A, Class A, 144A, 2.10%, 03/20/19 (b)	$1,059,000	1,058,989
TOTAL ASSET-BACKED – (Identified cost $1,059,000)		1,058,989
CORPORATE BONDS – (11.07%)
FINANCIALS – (5.73%)
Diversified Financials – (5.73%)
Capital Markets – (1.49%)
Goldman Sachs Group, Inc., Sr. Notes, 2.5225% (3 month LIBOR + 116), 04/23/20 (c)	2,960,000	3,006,575
Consumer Finance – (3.22%)
Capital One N.A., Sr. Notes, 2.528% (3 month LIBOR + 115), 01/30/23 (c)	2,800,000	2,817,627
General Motors Financial Co., Inc., Sr. Notes, 2.9192% (3 month LIBOR + 156), 01/15/20 (c)	3,600,000	3,674,034
		6,491,661
Mortgage Real Estate Investment Trusts (REITs) – (1.02%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (d)	10,210,000	2,042,388
	Total Financials	11,540,624
INDUSTRIALS – (0.54%)
Transportation – (0.54%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	1,059,029	1,083,791
	Total Industrials	1,083,791
INFORMATION TECHNOLOGY – (1.82%)
Software & Services – (1.82%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	3,725,000	3,668,165
	Total Information Technology	3,668,165

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2017

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
MATERIALS – (1.23%)
Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	$2,429,000	$2,489,725
	Total Materials	2,489,725
TELECOMMUNICATION SERVICES – (1.75%)
Verizon Communications Inc., Sr. Notes, 1.9959% (3 month LIBOR + 55), 05/22/20 (c)	3,500,000	3,521,576
	Total Telecommunication Services	3,521,576
TOTAL CORPORATE BONDS – (Identified cost $27,795,367)		22,303,881
MORTGAGES – (8.49%)
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	2,160,684	2,348,961
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	2,750,528	3,000,144
Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	3,553,000	3,610,274
Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	1,776,289	1,811,856
Ginnie Mae, Series 2017-H06, 1.927% (12 month LIBOR + 22), 02/20/67 (c)	3,455,535	3,437,847
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A2, 2.4751%, 08/15/49	2,913,000	2,902,339
TOTAL MORTGAGES – (Identified cost $17,352,923)		17,111,421
U.S. GOVERNMENT & AGENCIES – (3.91%)
Federal Home Loan Bank, 1.25%, 06/08/18	2,000,000	1,997,862
U.S. Treasury Note/Bond, 0.625%, 06/30/18	2,990,000	2,976,919
U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	2,895,628
TOTAL U.S. GOVERNMENT & AGENCIES – (Identified Cost $7,996,244)		7,870,409
SHORT-TERM INVESTMENTS – (3.43%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $1,251,185 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $1,276,020)	1,251,000	1,251,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $197,030 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $200,940)	197,000	197,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $3,953,624 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-5.00%, 08/15/19-09/01/47, total market value $4,032,060)	3,953,000	3,953,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $1,501,238 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.845%-5.50%, 11/01/32-12/01/47, total market value $1,531,020)	1,501,000	1,501,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $6,902,000)		6,902,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2017

	Total Investments – (99.93%) – (Identified cost $173,512,155)	$201,309,159
	Other Assets Less Liabilities – (0.07%)	139,164
	Net Assets – (100.00%)	$201,448,323

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Security is perpetual in nature with no stated maturity date; the interest rate is fixed until June 20, 2020.

(b)
This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may only be resold to qualified institutional buyers. This security amounted to $1,058,989 or 0.52% of the Fund's net assets as of December 31, 2017.

(c)	The interest rates on floating rate securities, shown as of December 31, 2017, may change daily or less frequently and are based on a published reference rate and basis point spread.

(d)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2017

	Shares	Value (Note 1)
COMMON STOCK – (94.28%)
INFORMATION TECHNOLOGY – (1.54%)
Software & Services – (1.54%)
InterXion Holding N.V. (Netherlands)*	52,971	$3,121,581
Total Information Technology		3,121,581
REAL ESTATE – (92.74%)
Equity Real Estate Investment Trusts (REITs) – (92.74%)
Diversified REITs – (2.24%)
Forest City Realty Trust Inc., Class A	188,439	4,541,380
Health Care REITs – (4.38%)
Ventas, Inc.	52,320	3,139,723
Welltower Inc.	90,029	5,741,149
		8,880,872
Hotel & Resort REITs – (1.85%)
Host Hotels & Resorts Inc.	189,081	3,753,258
Industrial REITs – (13.00%)
DCT Industrial Trust Inc.	71,850	4,223,343
EastGroup Properties, Inc.	35,546	3,141,556
First Industrial Realty Trust, Inc.	144,230	4,538,918
Prologis, Inc.	96,320	6,213,603
Rexford Industrial Realty, Inc.	146,308	4,266,341
Terreno Realty Corp.	113,819	3,990,494
		26,374,255
Office REITs – (17.93%)
Alexandria Real Estate Equities, Inc.	37,963	4,957,588
Boston Properties, Inc.	43,846	5,701,295
Brandywine Realty Trust	174,780	3,179,248
Cousins Properties, Inc.	467,086	4,320,546
Great Portland Estates PLC (United Kingdom)	532,000	4,945,359
Hudson Pacific Properties Inc.	121,200	4,151,100
JBG SMITH Properties	62,528	2,171,598
SL Green Realty Corp.	42,640	4,303,655
Vornado Realty Trust	33,897	2,650,068
		36,380,457
Residential REITs – (13.45%)
American Campus Communities, Inc.	104,071	4,270,033
American Homes 4 Rent, Class A	46,620	1,018,181
AvalonBay Communities, Inc.	33,128	5,910,367
Camden Property Trust	44,935	4,136,716
Equity Residential	67,765	4,321,374
Essex Property Trust, Inc.	27,394	6,612,090
Invitation Homes Inc.	43,520	1,025,766
		27,294,527
Retail REITs – (22.94%)
Acadia Realty Trust	256,771	7,025,254
Brixmor Property Group, Inc.	54,410	1,015,291
Cedar Realty Trust Inc.	200,462	1,218,809
DDR Corp.	90,730	812,941
Federal Realty Investment Trust	29,939	3,976,199
GGP Inc.	133,797	3,129,512

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2017

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
Kimco Realty Corp.	165,820	$3,009,633
Kite Realty Group Trust	50,484	989,486
Ramco-Gershenson Properties Trust	74,500	1,097,385
Regency Centers Corp.	64,800	4,482,864
Retail Opportunity Investments Corp.	231,064	4,609,727
Simon Property Group, Inc.	88,276	15,160,520
		46,527,621
Specialized REITs – (16.95%)
CatchMark Timber Trust Inc., Class A	400,226	5,254,967
Crown Castle International Corp.	30,845	3,424,104
CubeSmart	133,770	3,868,628
CyrusOne Inc.	52,988	3,154,376
Extra Space Storage Inc.	38,987	3,409,413
Life Storage, Inc.	47,570	4,237,060
Public Storage	33,141	6,926,469
Weyerhaeuser Co.	116,270	4,099,680
		34,374,697
	Total Real Estate	188,127,067
TOTAL COMMON STOCK – (Identified cost $174,078,284)		191,248,648
PREFERRED STOCK – (0.28%)
REAL ESTATE – (0.28%)
Equity Real Estate Investment Trusts (REITs) – (0.28%)
Retail REITs – (0.28%)
CBL & Associates Properties, Inc., Series D, 7.375%, Cum. Pfd.	18,115	395,994
CBL & Associates Properties, Inc., Series E, 6.625%, Cum. Pfd.	7,713	170,071
	Total Real Estate	566,065
TOTAL PREFERRED STOCK – (Identified cost $612,341)		566,065
SHORT-TERM INVESTMENTS – (4.87%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.33%, 01/02/18, dated 12/29/17, repurchase value of $1,790,265 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-10.00%, 01/25/18-11/01/47, total market value $1,825,800)	$1,790,000	1,790,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.36%, 01/02/18, dated 12/29/17, repurchase value of $281,042 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.75%-1.625%, 03/31/18-06/30/20, total market value $286,620)	281,000	281,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.42%, 01/02/18, dated 12/29/17, repurchase value of $5,657,893 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.75%-5.50%, 08/15/19-12/01/47, total market value $5,770,140)	5,657,000	5,657,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2017

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.43%, 01/02/18, dated 12/29/17, repurchase value of $2,148,341 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 11/01/32-12/01/47, total market value $2,190,960)	$2,148,000	$2,148,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $9,876,000)	9,876,000
		Total Investments – (99.43%) – (Identified cost $184,566,625)	201,690,713
		Other Assets Less Liabilities – (0.57%)	1,164,002
		Net Assets – (100.00%)	$202,854,715

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2017

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedules of Investments):
Unaffiliated investments	$634,035,141	$30,260,450	$122,689,115	$1,197,008,794	$194,407,159	$191,814,713
Repurchase agreements	34,415,000	1,627,000	82,696,000	177,584,000	6,902,000	9,876,000
Cash	396	97	736	201	49	999
Receivables:
Capital stock sold	2,422,863	1,678	20,885,877	4,738,753	24,084	1,131,052
Dividends and interest	154,870	80,325	172,471	753,860	405,439	805,571
Investment securities sold	6,036,054	–	–	–	–	–
Prepaid expenses	16,803	1,342	5,931	30,326	6,258	6,310
Total assets	677,081,127	31,970,892	226,450,130	1,380,115,934	201,744,989	203,634,645
LIABILITIES:
Payables:
Capital stock redeemed	828,694	117,610	13,563,481	4,544,243	83,550	555,659
Distributions payable	–	6,941	1,758	–	–	–
Accrued distribution and service plan fees	190,500	11,632	–	358,955	62,324	57,942
Accrued investment advisory fee	320,444	8,465	58,975	653,105	94,862	98,945
Accrued transfer agent fees	90,521	12,338	27,342	204,548	29,165	39,327
Other accrued expenses	78,280	17,431	27,002	60,895	26,765	28,057
Due to Adviser	–	–	16,951	–	–	–
Total liabilities	1,508,439	174,417	13,695,509	5,821,746	296,666	779,930
NET ASSETS	$675,572,688	$31,796,475	$212,754,621	$1,374,294,188	$201,448,323	$202,854,715
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$185,335	$59,672	$2,127,546	$268,232	$50,507	$50,930
Additional paid-in capital	466,300,454	36,974,331	210,595,914	866,366,885	204,427,188	180,723,053
Undistributed net investment income (loss)	(75,352)	(6,236)	31,161	236,654	21,662	1,880,471
Accumulated net realized gains (losses) from investments	13,007,355	(5,059,772)	–	822,426	(30,849,080)	3,075,578
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	196,154,896	(171,520)	–	506,599,991	27,798,046	17,124,683
Net Assets	$675,572,688	$31,796,475	$212,754,621	$1,374,294,188	$201,448,323	$202,854,715

*Including:
Cost of unaffiliated investments	$437,880,313	$30,431,970	$122,689,115	$690,408,688	$166,610,155	$174,690,625
Cost of repurchase agreements	34,415,000	1,627,000	82,696,000	177,584,000	6,902,000	9,876,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2017

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$325,409,951	$24,177,686		$200,317,682	$626,152,800	$97,805,887	$138,112,972
Shares outstanding	8,792,101	4,538,084		200,317,682	12,055,851	2,457,429	3,478,995
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$37.01	$5.33		$1.00	$51.94	$39.80	$39.70
Maximum offering price per share (100/95.25 of net asset value)†	$38.86	$5.60	$	NA	$54.53	$41.78	$41.68
CLASS C SHARES:
Net assets	$99,189,531	$5,125,861		$4,300,930	$177,325,859	$34,668,296	$16,209,383
Shares outstanding	3,267,570	964,973		4,300,930	4,097,953	868,002	408,404
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$30.36	$5.31		$1.00	$43.27	$39.94	$39.69
CLASS Y SHARES:
Net assets	$250,973,206	$2,492,928		$8,136,009	$570,815,529	$68,974,140	$48,532,360
Shares outstanding	6,473,875	464,147		8,136,009	10,669,417	1,725,268	1,205,639
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$38.77	$5.37		$1.00	$53.50	$39.98	$40.25

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2017

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$5,870,566	$–	$–	$15,511,404	$2,806,984	$4,984,664
Interest	318,522	506,126	2,095,102	1,234,174	1,187,081	71,538
Net securities lending fees	39,793	–	–	1,575	–	–
Total income	6,228,881	506,126	2,095,102	16,747,153	3,994,065	5,056,202
Expenses:
Investment advisory fees (Note 3)	3,487,404	110,326	834,031	6,513,353	1,103,784	1,144,088
Custodian fees	205,531	31,249	84,933	204,567	56,708	52,657
Transfer agent fees:
Class A	298,923	64,019	160,112	679,055	123,816	189,081
Class B†	5,299	3,265	2,275	5,311	3,966	3,945
Class C	101,754	16,479	3,633	171,874	42,482	31,049
Class Y	172,478	6,791	7,301	464,311	23,419	33,683
Audit fees	23,853	19,623	23,853	36,895	25,028	32,665
Legal fees	12,313	718	4,309	22,949	3,892	4,025
Accounting fees (Note 3)	17,996	2,000	6,998	33,502	7,500	7,504
Reports to shareholders	46,431	6,343	10,154	254,529	15,237	18,211
Directors' fees and expenses	63,648	6,712	23,997	116,891	22,312	23,048
Registration and filing fees	77,000	57,225	60,133	116,500	54,000	54,852
Excise tax expense (Note 1)	–	–	1,659	–	–	–
Expenses recaptured by Adviser (Note 3)	–	–	164,553	–	–	–
Miscellaneous	33,678	12,738	13,674	47,687	19,177	20,177
Distribution and service plan fees (Note 3):
Class A	673,261	59,263	–	1,368,973	226,259	262,113
Class B†	7,201	4,104	–	11,099	7,709	9,932
Class C	1,020,628	68,707	–	1,597,497	401,117	191,360
Total expenses	6,247,398	469,562	1,401,615	11,644,993	2,136,406	2,078,390
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(62,195)	–	–	–
Net expenses	6,247,398	469,562	1,339,420	11,644,993	2,136,406	2,078,390
Net investment income (loss)	(18,517)	36,564	755,682	5,102,160	1,857,659	2,977,812
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	26,594,781	42,147	–	17,521,730	7,377,049	11,418,827
Foreign currency transactions	2,508	–	–	(8,460)	1,871	(2,143)
Net realized gain	26,597,289	42,147	–	17,513,270	7,378,920	11,416,684
Net change in unrealized appreciation (depreciation)	104,909,621	(54,072)	–	186,960,167	21,071,820	1,865,567
Net realized and unrealized gain (loss) on investments and foreign currency transactions	131,506,910	(11,925)	–	204,473,437	28,450,740	13,282,251
Net increase in net assets resulting from operations	$131,488,393	$24,639	$755,682	$209,575,597	$30,308,399	$16,260,063

*Net of foreign taxes withheld of	$67,491	$–	$–	$67,381	$73,321	$23,561

†For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2017

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(18,517)	$36,564	$755,682	$5,102,160	$1,857,659	$2,977,812
Net realized gain from investments and foreign currency transactions	26,597,289	42,147	–	17,513,270	7,378,920	11,416,684
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	104,909,621	(54,072)	–	186,960,167	21,071,820	1,865,567
Net increase in net assets resulting from operations	131,488,393	24,639	755,682	209,575,597	30,308,399	16,260,063
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(326,751)	(155,767)	(702,268)	(1,947,673)	(838,315)	(1,297,517)
Class B†	–	–	(6,756)	–	–	–
Class C	–	–	(15,777)	–	(61,623)	(15,194)
Class Y	(803,214)	(23,913)	(30,881)	(3,074,000)	(796,584)	(534,202)
Realized gains from investment transactions:
Class A	(8,254,789)	–	–	(12,276,240)	–	(6,587,980)
Class C	(3,061,211)	–	–	(4,109,281)	–	(776,545)
Class Y	(6,024,106)	–	–	(10,621,130)	–	(2,202,107)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(5,644,403)	(5,145,024)	(42,045,021)	31,449,240	(11,427,277)	(17,857,248)
Class B†	(1,502,693)	(865,069)	(4,662,106)	(1,937,314)	(1,338,165)	(1,705,557)
Class C	(24,866,901)	(4,144,904)	(1,586,110)	14,019,029	(21,391,057)	(6,601,579)
Class Y	(10,749,923)	(1,151,226)	(1,745,479)	170,465,019	(2,234,353)	3,169,621
Total increase (decrease) in net assets	70,254,402	(11,461,264)	(50,038,716)	391,543,247	(7,778,975)	(18,148,245)
NET ASSETS:
Beginning of year	605,318,286	43,257,739	262,793,337	982,750,941	209,227,298	221,002,960
End of year*	$675,572,688	$31,796,475	$212,754,621	$1,374,294,188	$201,448,323	$202,854,715
*Including undistributed net investment income (loss) of	$(75,352)	$(6,236)	$31,161	$236,654	$21,662	$1,880,471

†For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(300,168)	$57,197	$169,275	$5,504,255	$2,096,086	$2,441,625
Net realized gain (loss) from investments and foreign currency transactions	18,916,874	218,826	–	92,112,220	(18,476,852)	12,975,476
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	52,123,410	(392,215)	–	15,831,303	35,451,731	7,381,711
Net increase (decrease) in net assets resulting from operations	70,740,116	(116,192)	169,275	113,447,778	19,070,965	22,798,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(201,505)	(155,387)	(3,143,719)	(1,429,158)	(2,648,235)
Class B	–	–	(4,195)	–	(2,306)	(9,589)
Class C	–	–	(5,894)	–	(165,780)	(169,488)
Class Y	–	(74,343)	(3,799)	(2,538,683)	(819,780)	(801,638)
Realized gains from investment transactions:
Class A	(6,633,515)	–	–	(4,986,588)	–	–
Class B	(46,253)	–	–	(23,775)	–	–
Class C	(2,977,709)	–	–	(1,642,194)	–	–
Class Y	(4,859,660)	–	–	(3,114,118)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(21,279,752)	(1,006,533)	36,672,585	(154,776,228)	(85,748,807)	(38,807,618)
Class B	(1,548,687)	(702,369)	(939,156)	(828,556)	(885,791)	(353,314)
Class C	(6,479,353)	(3,810,610)	(4,395,210)	16,007,153	(22,471,690)	(3,387,888)
Class Y	38,940,659	(10,514,571)	6,304,191	109,363,377	(4,179,602)	2,440,461
Total increase (decrease) in net assets	65,855,846	(16,426,123)	37,642,410	67,764,447	(96,631,949)	(20,938,497)
NET ASSETS:
Beginning of year	539,462,440	59,683,862	225,150,927	914,986,494	305,859,247	241,941,457
End of year*	$605,318,286	$43,257,739	$262,793,337	$982,750,941	$209,227,298	$221,002,960

*Including undistributed net investment income (loss) of	$1,053,028	$(6,236)	$29,502	$560,509	$32,528	$751,715

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("1940 Act") as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities ("junk bonds"). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2017, the value of defaulted securities amounted to $2,042,388 (cost: $7,650,174) or 1.02% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Class B shares were closed by conversion into Class A shares on August 31, 2017. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$99,380,234	$–	$–	$–	$6,596,980	$–
Energy	109,074,058	–	–	–	21,149,199	–
Financials	104,731,168	–	–	1,152,543,907	45,055,005	–
Health Care	51,350,171	–	–	–	17,266,573	–
Industrials	77,348,741	–	–	348,548	17,572,865	–
Information Technology	133,233,337	–	–	44,116,339	25,413,491	3,121,581
Materials	10,999,164	–	–	–	8,964,703	–
Real Estate	–	–	–	–	–	188,693,132
Total Level 1	586,116,873	–	–	1,197,008,794	142,018,816	191,814,713
Level 2 – Other Significant
Observable Inputs:
Equity securities:
Financials	–	–	–	–	4,043,643	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	30,260,450	–	–	24,981,830	–
Short-term	–	–	122,689,115	–	–	–
Asset-backed securities	–	–	–	–	1,058,989	–
Corporate debt securities	–	–	–	–	22,303,881	–
Short-term securities	34,415,000	1,627,000	82,696,000	177,584,000	6,902,000	9,876,000
Total Level 2	34,415,000	31,887,450	205,385,115	177,584,000	59,290,343	9,876,000
Level 3 – Significant Unobservable
Inputs:
Equity securities:
Consumer Discretionary	47,806,633	–	–	–	–	–
Information Technology	111,635	–	–	–	–	–
Total Level 3	47,918,268	–	–	–	–	–
Total Investments	$668,450,141	$31,887,450	$205,385,115	$1,374,592,794	$201,309,159	$201,690,713

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2017.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2017:

Davis Opportunity Fund
Investment Securities:
Beginning balance	$44,027,368
Cost of purchases	10,478,016
Net change in unrealized appreciation (depreciation)	4,993,708
Net realized gain	3,325,378
Proceeds from sales	(14,906,202)
Ending balance	$47,918,268

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2017 and included in the change in net assets for the year	$7,392,879

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
						Impact to
	Investments	Fair Value at	Valuation	Unobservable		Valuation from
Fund	at Value	December 31, 2017	Technique	Input(s)	Amount(s)	an Increase in Input
Davis Opportunity Fund	Common Stock	$111,635	Discounted Cash Flow	Annualized Yield	2.792%	Decrease

Davis Opportunity Fund	Preferred Stock	23,877,070	Market Approach	Transaction Price	$50.9321	Increase

Davis Opportunity Fund	Preferred Stock	23,929,563	Market Approach	Transaction Price	$5.54191	Increase
		$47,918,268

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The "Impact to Valuation" represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2016 excise tax liability of $1,659 during the year ended December 31, 2017. The Adviser analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2017, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2017, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis	Davis
	Davis	Government	Appreciation
	Government	Money Market	& Income
	Bond Fund	Fund	Fund
Expiring
12/31/2018	$625,158	$–	$16,831,845
No Expiration
Short-term	2,619,255	–	–
Long-term	1,815,359	–	13,739,056
Total	$5,059,772	$–	$30,570,901
Utilized in 2017	$–	$1,859	$7,505,746
Expired in 2017	354,514	–	–

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - (Continued)

As of December 31, 2017, the unrealized appreciation (depreciation) and aggregate cost of investments for federal income tax purposes is as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Unrealized appreciation	$203,205,521	$75,411	$–	$506,080,764	$35,852,216	$23,308,812
Unrealized depreciation	(11,617,742)	(246,931)	–	–	(8,333,394)	(6,216,550)
Net unrealized appreciation (depreciation)	$191,587,779	$(171,520)	$–	$506,080,764	$27,518,822	$17,092,262
Aggregate cost	$476,862,362	$32,058,970	$205,385,115	$868,512,030	$173,790,337	$184,598,451

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, in-kind redemptions, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors' deferred compensation, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds' net assets have not been affected by these reclassifications. During the year ended December 31, 2017, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Additional paid-in capital	$–	$(370,977)	$(1,659)	$–	$–	$–
Undistributed net investment income (loss)	20,102	143,116	1,659	(404,342)	(172,003)	(2,143)
Accumulated net realized gains (losses) from investments	(20,102)	227,861	–	404,342	172,003	2,143

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2017	$6,368,122	$12,101,949	$–	$18,470,071
2016	3,941,764	10,575,373	–	14,517,137
Davis Government Bond Fund
2017	179,680	–	–	179,680
2016	275,848	–	–	275,848
Davis Government Money Market Fund
2017	755,682	–	–	755,682
2016	169,275	–	–	169,275
Davis Financial Fund
2017	5,021,673	27,006,651	–	32,028,324
2016	5,682,402	9,766,675	–	15,449,077
Davis Appreciation & Income Fund
2017	1,696,522	–	–	1,696,522
2016	2,417,024	–	–	2,417,024
Davis Real Estate Fund
2017	1,846,913	9,566,632	–	11,413,545
2016	3,628,950	–	–	3,628,950

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$2,869,482	$–	$43,432	$347,543	$63,256	$3,275,767
Accumulated net realized losses from investments	–	(5,059,772)	–	–	(30,570,901)	–
Undistributed long- term capital gain	14,704,924	–	–	1,330,080	–	1,748,497
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	191,587,847	(171,520)	–	506,080,650	27,519,865	17,092,859
Total	$209,162,253	$(5,231,292)	$43,432	$507,758,273	$(2,987,780)	$22,117,123

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2017 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$107,687,831	$7,793,756	$250,620,926	$37,950,626	$45,992,265
Proceeds from sales	145,255,650	2,218,428	72,619,729	66,827,704	72,153,255

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2017, a related shareholder's investment in Davis Government Money Market Fund and Davis Appreciation & Income Fund represents 43% and 21% of outstanding shares, respectively. Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets.

Prior to May 1, 2017, the annual rate for Davis Government Money Market Fund was 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million. Effective May 1, 2017, the Adviser reduced the annual rate for the Fund to 0.30% of the average net assets. Advisory fees (before any waivers) paid during the year ended December 31, 2017 approximated 0.37% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. (formerly Boston Financial Data Services, Inc.) is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2017
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$46,279	$8,532	$17,188	$135,368	$20,665	$32,314
Accounting fees paid to Adviser	17,996	2,000	6,998	33,502	7,500	7,504

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2018. During the year ended December 31, 2017, such waivers and reimbursements amounted to $62,195.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of December 31, 2017, reimbursed amounts eligible for recapture were as follows:

Expiring
12/31/2018
Amount eligible for recapture	$178,051

The Adviser recaptured $164,553 of previously reimbursed expenses during the year ended December 31, 2017.

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended December 31, 2017
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B*	$5,412	$3,092	$8,369	$5,815	$7,484
Class C	765,471	51,530	1,198,123	300,838	143,520
Service fees:
Class A	673,261	59,263	1,368,973	226,259	262,113
Class B*	1,789	1,012	2,730	1,894	2,448
Class C	255,157	17,177	399,374	100,279	47,840

*For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Class B shares of the Funds were redeemed at net asset value. A CDSC was imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge was a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2017
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$28,696	$899	$217,922	$4,650	$5,603
Class A commissions re-allowed to investment dealers	159,307	4,508	1,248,450	25,386	30,252
Total commissions earned on sales of Class A	$188,003	$5,407	$1,466,372	$30,036	$35,855
Commission advances by the Distributor on the sale of:
Class C	$62,471	$576	$485,642	$7,125	$1,515
CDSCs received by the Distributor from:
Class B*	1,224	2,704	1,760	1,369	1,802
Class C	4,825	240	20,203	679	279

*For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 4 - CAPITAL STOCK

At December 31, 2017, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 650 million shares each are designated to Davis Opportunity Fund and Davis Appreciation & Income Fund, 550 million shares each are designated to Davis Government Bond Fund, Davis Financial Fund, and Davis Real Estate Fund, and 5.1 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Transactions in capital stock were as follows:

	Year ended December 31, 2017
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,377,851	217,722	(1,768,600)	(173,027)
Class B*	2,302	–	(61,501)	(59,199)
Class C	237,904	102,555	(1,225,607)	(885,148)
Class Y	1,978,456	177,224	(2,498,065)	(342,385)
Value: Class A	$46,011,542	$7,840,160	$(59,496,105)	$(5,644,403)
Class B*	56,695	–	(1,559,388)	(1,502,693)
Class C	6,541,786	3,029,464	(34,438,151)	(24,866,901)
Class Y	69,053,922	6,683,100	(86,486,945)	(10,749,923)

Davis Government Bond Fund
Shares: Class A	2,045,253	26,432	(3,033,371)	(961,686)
Class B*	–	–	(163,340)	(163,340)
Class C	224,922	–	(997,948)	(773,026)
Class Y	226,556	3,980	(443,960)	(213,424)
Value: Class A	$10,975,394	$141,622	$(16,262,040)	$(5,145,024)
Class B*	–	–	(865,069)	(865,069)
Class C	1,203,416	–	(5,348,320)	(4,144,904)
Class Y	1,224,691	21,496	(2,397,413)	(1,151,226)

Davis Government Money Market Fund
Shares: Class A	250,529,826	691,587	(293,266,434)	(42,045,021)
Class B*	166,786	4,262	(4,833,154)	(4,662,106)
Class C	2,115,280	15,289	(3,716,679)	(1,586,110)
Class Y	11,306,525	30,880	(13,082,884)	(1,745,479)
Value: Class A	$250,529,826	$691,587	$(293,266,434)	$(42,045,021)
Class B*	166,786	4,262	(4,833,154)	(4,662,106)
Class C	2,115,280	15,289	(3,716,679)	(1,586,110)
Class Y	11,306,525	30,880	(13,082,884)	(1,745,479)

Davis Financial Fund
Shares: Class A	3,331,458	244,857	(2,927,873)	648,442
Class B*	3,527	–	(53,945)	(50,418)
Class C	1,286,476	90,802	(1,034,316)	342,962
Class Y	5,257,947	231,265	(2,053,813)	3,435,399
Value: Class A	$158,906,834	$12,595,448	$(140,053,042)	$31,449,240
Class B*	130,122	–	(2,067,436)	(1,937,314)
Class C	51,506,110	3,892,696	(41,379,777)	14,019,029
Class Y	260,007,613	12,252,406	(101,795,000)	170,465,019

Davis Appreciation & Income Fund
Shares: Class A	261,970	20,770	(598,741)	(316,001)
Class B*	1,518	–	(38,299)	(36,781)
Class C	36,108	1,555	(622,373)	(584,710)
Class Y	248,972	20,274	(331,205)	(61,959)
Value: Class A	$9,703,123	$782,154	$(21,912,554)	$(11,427,277)
Class B*	53,707	–	(1,391,872)	(1,338,165)
Class C	1,328,909	58,364	(22,778,330)	(21,391,057)
Class Y	9,200,732	766,433	(12,201,518)	(2,234,353)

Davis Real Estate Fund
Shares: Class A	280,564	146,419	(882,835)	(455,852)
Class B*	–	–	(43,136)	(43,136)
Class C	13,101	19,582	(198,569)	(165,886)
Class Y	166,515	54,422	(142,402)	78,535
Value: Class A	$11,135,739	$5,792,148	$(34,785,135)	$(17,857,248)
Class B*	–	–	(1,705,557)	(1,705,557)
Class C	513,518	773,886	(7,888,983)	(6,601,579)
Class Y	6,713,248	2,183,165	(5,726,792)	3,169,621

* For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2016
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,454,863	192,968	(2,422,604)*	(774,773)
Class B	2,791	1,906	(74,306)	(69,609)
Class C	595,482	110,746	(1,000,412)	(294,184)
Class Y	3,737,955	142,092	(2,890,730)	989,317
Value: Class A	$42,867,621	$6,084,255	$(70,231,628)*	$(21,279,752)
Class B	61,421	45,752	(1,655,860)	(1,548,687)
Class C	14,729,049	2,900,444	(24,108,846)	(6,479,353)
Class Y	116,526,618	4,684,769	(82,270,728)	38,940,659

Davis Government Bond Fund
Shares: Class A	3,696,572	34,574	(3,923,817)	(192,671)
Class B	53,594	–	(184,314)	(130,720)
Class C	563,632	–	(1,268,771)	(705,139)
Class Y	342,960	12,872	(2,284,020)	(1,928,188)
Value: Class A	$20,017,699	$186,988	$(21,211,220)	$(1,006,533)
Class B	288,164	–	(990,533)	(702,369)
Class C	3,048,387	–	(6,858,997)	(3,810,610)
Class Y	1,870,767	70,262	(12,455,600)	(10,514,571)

Davis Government Money Market Fund
Shares: Class A	288,345,519	153,199	(251,826,133)	36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191
Value: Class A	$288,345,519	$153,199	$(251,826,133)	$36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191

Davis Financial Fund
Shares: Class A	4,015,146	154,110	(8,235,677)*	(4,066,421)
Class B	9,110	552	(35,226)	(25,564)
Class C	1,238,280	40,508	(849,211)	429,577
Class Y	4,789,505	109,417	(2,418,542)	2,480,380
Value: Class A	$165,666,933	$6,930,340	$(327,373,501)*	$(154,776,228)
Class B	280,916	19,905	(1,129,377)	(828,556)
Class C	42,773,479	1,530,803	(28,297,129)	16,007,153
Class Y	200,453,420	5,063,817	(96,153,860)	109,363,377

Davis Appreciation & Income Fund
Shares: Class A	306,704	41,207	(2,959,837)*	(2,611,926)
Class B	1,586	63	(29,020)	(27,371)
Class C	209,303	4,522	(947,263)	(733,438)
Class Y	302,181	23,467	(456,910)	(131,262)
Value: Class A	$10,199,363	$1,358,842	$(97,307,012)*	$(85,748,807)
Class B	50,688	2,145	(938,624)	(885,791)
Class C	7,072,377	153,820	(29,697,887)	(22,471,690)
Class Y	9,935,536	785,533	(14,900,671)	(4,179,602)

Davis Real Estate Fund
Shares: Class A	232,636	52,517	(1,271,899)*	(986,746)
Class B	1,116	216	(10,570)	(9,238)
Class C	57,891	4,207	(153,431)	(91,333)
Class Y	252,683	18,211	(218,144)	52,750
Value: Class A	$9,042,498	$2,034,095	$(49,884,211)*	$(38,807,618)
Class B	43,173	8,131	(404,618)	(353,314)
Class C	2,193,884	161,062	(5,742,834)	(3,387,888)
Class Y	10,150,435	716,038	(8,426,012)	2,440,461

* Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2017

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2017.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2017, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $47,918,268 or 7.09% of the Fund's net assets as of December 31, 2017. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2017
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.9613

Davis Opportunity Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$50.9321

Davis Opportunity Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	52,649	$50.9321	$50.9321

Davis Opportunity Fund	Grab Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$5.54191

Davis Opportunity Fund	Grab Inc., Series G, Pfd.	08/02/17	1,406,824	$5.5419	$5.54191

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from accumulated net realized gains (losses) from investments to additional paid-in capital on the Statements of Assets and Liabilities.

During the year ended December 31, 2017, there were no in-kind redemptions.

During the year ended December 31, 2016, Davis Opportunity Fund Class A shareholders (including related parties) redeemed 180,324 shares in exchange for portfolio securities valued at $5,285,302. Davis Financial Fund Class A shareholders (including related parties) redeemed 4,110,844 shares in exchange for portfolio securities valued at $163,644,096. Davis Appreciation & Income Fund Class A shareholders (including related parties) redeemed 1,651,009 shares in exchange for portfolio securities valued at $54,714,432. Davis Real Estate Fund Class A shareholders (including related parties) redeemed 473,645 shares in exchange for portfolio securities valued at $19,386,301. The Funds realized a gain of $1,682,317, $73,145,402, $2,647,682, and $3,735,152, respectively.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2017	$30.90	$0.01[d]	$7.10	$7.11
Year ended December 31, 2016	$27.45	$0.01[d]	$4.20	$4.21
Year ended December 31, 2015	$31.73	$0.01[d]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$–[d,e]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[d]	$9.74	$9.84
Davis Opportunity Fund Class C:
Year ended December 31, 2017	$25.66	$(0.21)[d]	$5.87	$5.66
Year ended December 31, 2016	$23.08	$(0.18)[d]	$3.52	$3.34
Year ended December 31, 2015	$27.79	$(0.22)[d]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[d]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[d]	$8.75	$8.64
Davis Opportunity Fund Class Y:
Year ended December 31, 2017	$32.32	$0.10[d]	$7.44	$7.54
Year ended December 31, 2016	$28.61	$0.07[d]	$4.40	$4.47
Year ended December 31, 2015	$32.77	$0.08[d]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[d]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[d]	$10.04	$10.21
Davis Government Bond Fund Class A:
Year ended December 31, 2017	$5.35	$0.01[d]	$–	$0.01
Year ended December 31, 2016	$5.40	$0.01[d]	$(0.02)	$(0.01)
Year ended December 31, 2015	$5.42	$0.01[d]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[d]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[d]	$(0.06)	$(0.08)
Davis Government Bond Fund Class C:
Year ended December 31, 2017	$5.35	$(0.03)[d]	$(0.01)	$(0.04)
Year ended December 31, 2016	$5.40	$(0.03)[d]	$(0.02)	$(0.05)
Year ended December 31, 2015	$5.42	$(0.02)[d]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[d]	$(0.06)	$(0.13)
Davis Government Bond Fund Class Y:
Year ended December 31, 2017	$5.40	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2016	$5.44	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2015	$5.47	$0.04[d]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[d]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$–[d,e]	$(0.07)	$(0.07)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.04)	$(0.96)	$–	$(1.00)	$37.01	23.09%	$325,410	0.95%	0.95%	0.03%	18%
$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[f]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[f]	$311,241	0.98%	0.98%	0.34%	47%

$–	$(0.96)	$–	$(0.96)	$30.36	22.16%	$99,190	1.73%	1.73%	(0.75)%	18%
$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[f]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[f]	$100,034	1.78%	1.78%	(0.46)%	47%

$(0.13)	$(0.96)	$–	$(1.09)	$38.77	23.42%	$250,973	0.70%	0.70%	0.28%	18%
$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[f]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[f]	$104,297	0.74%	0.74%	0.58%	47%

$(0.03)	$–	$–	$(0.03)	$5.33	0.21%	$24,178	1.14%	1.14%	0.24%	7%
$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%

$–	$–	$–	$–	$5.31	(0.75)%	$5,126	1.91%	1.91%	(0.53)%	7%
$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%
$–[e]	$–	$–	$–[e]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[e]	$–	$–	$–[e]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%

$(0.04)	$–	$–	$(0.04)	$5.37	0.27%	$2,493	0.91%	0.91%	0.47%	7%
$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2017	$1.000	$0.004	$–	$0.004
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[h]	$–	$–[h]
Year ended December 31, 2013	$1.000	$–[h]	$–	$–[h]
Davis Financial Fund Class A:
Year ended December 31, 2017	$44.57	$0.21[d]	$8.37	$8.58
Year ended December 31, 2016	$39.39	$0.29[d]	$5.64	$5.93
Year ended December 31, 2015	$39.59	$0.23[d]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[d]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[d]	$9.26	$9.55
Davis Financial Fund Class C:
Year ended December 31, 2017	$37.44	$(0.13)[d]	$7.00	$6.87
Year ended December 31, 2016	$33.22	$(0.04)[d]	$4.72	$4.68
Year ended December 31, 2015	$33.63	$(0.11)[d]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[d]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[d]	$8.05	$8.01
Davis Financial Fund Class Y:
Year ended December 31, 2017	$45.88	$0.34[d]	$8.62	$8.96
Year ended December 31, 2016	$40.52	$0.37[d]	$5.83	$6.20
Year ended December 31, 2015	$40.70	$0.29[d]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[d]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[d]	$9.51	$9.86
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2017	$34.51	$0.35[d]	$5.27	$5.62
Year ended December 31, 2016	$31.96	$0.32[d]	$2.61	$2.93
Year ended December 31, 2015	$36.02	$0.38[d]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[d]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[d]	$7.30	$7.70
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2017	$34.64	$0.10[d]	$5.26	$5.36
Year ended December 31, 2016	$32.08	$0.04[d]	$2.63	$2.67
Year ended December 31, 2015	$36.15	$0.08[d]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[d]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[d]	$7.33	$7.48
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2017	$34.66	$0.48[d]	$5.30	$5.78
Year ended December 31, 2016	$32.10	$0.38[d]	$2.63	$3.01
Year ended December 31, 2015	$36.18	$0.45[d]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[d]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[d]	$7.35	$7.80

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.004)	$–	$–	$(0.004)	$1.000	0.35%	$212,755	0.62%[g]	0.60%[g]	0.34%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[h]	$–	$–	$–[h]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[h]	$–	$–	$–[h]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA

$(0.17)	$(1.04)	$–	$(1.21)	$51.94	19.27%	$626,153	0.98%	0.98%	0.43%	7%
$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[i]

$–	$(1.04)	$–	$(1.04)	$43.27	18.38%	$177,326	1.73%	1.73%	(0.32)%	7%
$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[i]

$(0.30)	$(1.04)	$–	$(1.34)	$53.50	19.56%	$570,816	0.72%	0.72%	0.69%	7%
$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[i]

$(0.33)	$–	$–	$(0.33)	$39.80	16.35%	$97,806	1.02%	1.02%	0.97%	19%
$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[j]
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%

$(0.06)	$–	$–	$(0.06)	$39.94	15.48%	$34,668	1.76%	1.76%	0.23%	19%
$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%[j]
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%

$(0.46)	$–	$–	$(0.46)	$39.98	16.75%	$68,974	0.69%	0.69%	1.30%	19%
$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[j]
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2017	$38.82	$0.58[d]	$2.62	$3.20
Year ended December 31, 2016	$35.96	$0.43[d]	$3.06	$3.49
Year ended December 31, 2015	$35.79	$0.37[d]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[d]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[d]	$(0.90)	$(0.48)
Davis Real Estate Fund Class C:
Year ended December 31, 2017	$38.81	$0.28[d]	$2.58	$2.86
Year ended December 31, 2016	$35.97	$0.06[d]	$3.07	$3.13
Year ended December 31, 2015	$35.79	$0.04[d]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[d]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[d]	$(0.90)	$(0.74)
Davis Real Estate Fund Class Y:
Year ended December 31, 2017	$39.33	$0.66[d]	$2.68	$3.34
Year ended December 31, 2016	$36.44	$0.43[d]	$3.17	$3.60
Year ended December 31, 2015	$36.26	$0.42[d]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[d]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[d]	$(0.91)	$(0.42)

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

[e]	Less than $0.005 per share.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.37)	$(1.95)	$–	$(2.32)	$39.70	8.30%	$138,113	0.97%	0.97%	1.46%	23%
$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%

$(0.03)	$(1.95)	$–	$(1.98)	$39.69	7.40%	$16,209	1.81%	1.81%	0.62%	23%
$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%

$(0.47)	$(1.95)	$–	$(2.42)	$40.25	8.57%	$48,532	0.73%	0.73%	1.70%	23%
$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%

[f]
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014 and approximately 3% to the Fund's total return in 2013. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[g]
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios would have been 0.55% and 0.52%, respectively.

[h]	Less than $0.0005 per share.

[i]	Less than 0.50%.

[j]	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the "Funds"), including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the "financial statements") and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
February 21, 2018

DAVIS SERIES, INC.	Matters Submitted to a Vote of Shareholders (Unaudited)

DAVIS FINANCIAL FUND

A special meeting of shareholders was held on October 18, 2017. The number of votes necessary to conduct the meeting and approve the proposals was obtained. The results of the votes of shareholders are listed below.

Shares outstanding on record date (August 16, 2017):	25,396,010
Total shares voting on October 18, 2017:	12,859,817	(50.6% of shares outstanding)

PROPOSAL
1. Approval of changing the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940 (the "1940 Act"). Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from diversified to non-diversified.

Number of Shares
For	8,961,895
Against	326,583
Abstain	191,714
Uninstructed	3,379,625

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2018, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2017. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2017 with their 2017 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2017, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$6,368,122	$5,021,673	$1,696,522	$1,846,913
Income qualifying for corporate dividends-received deduction	$3,948,794	$5,021,673	$1,696,522	$13,109
	62%	100%	100%	1%
Qualified dividend income	$6,368,122	$5,021,673	$1,696,522	$70,480
	100%	100%	100%	4%
Long-term capital gain distributions	$12,101,949	$27,006,651	$–	$9,566,632

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha C. Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee, Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2017 and December 31, 2016 were $161,915 and $155,687, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2017 and December 31, 2016 were $45,638  and $42,359, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2017 and December 31, 2016 were $165 and $80, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2017 and December 31, 2016.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 21, 2018

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 21, 2018